Exhibit 10.1(b)

CONSENT AND AMENDMENT NO. 1

TO LOAN AND SECURITY AGREEMENT

CONSENT AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (“Amendment No. 1”), dated as of December 29, 2004, by and among Congress Financial Corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the financial institutions which are parties thereto as lenders (in such capacity, “Agent”), the financial institutions which are parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Catalina Industries, Inc., Catalina Merchandising, Inc., Ring Lamp Company Limited, BMAC Limited, Lancer Products Limited, Grove Products (Caravan Accessories) Limited, Lighten Point Corporation Europe Limited, Arctic Products Limited, Van-Line Limited and Catalina International Limited (individually, each a “Borrower” and collectively, “Borrowers”), British Syphon Industries Limited, Graystone Ring Limited, Ring Group Limited, Ring Parts Limited, Marshall’s Universal Limited, Hovekey Limited, Newton Mill Limited, Ring Limited, Catalina Lighting, Inc. and Meridian Lamps, Inc. (individually, each a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated December 23, 2003, by and among Agent, Lenders, Borrowers and Guarantors (as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced the “Loan Agreement”) and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Amendment No. 1 (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent, Required Lenders and UK Term B Loan Lenders consent to the amendment and restatement of the Restated Holding Note for the purpose of permitting additional advances in the aggregate principal amount of up to $3,500,000 to be advanced by International to Holding and agree to amend the Loan Agreement as hereinafter provided and Agent, Required Lenders and UK Term B Loan Lenders are agreeable to such request, but only on the terms and subject to the conditions contained herein; and

WHEREAS, by this Amendment No. 1, Agent, Required Lenders, UK Term B Loan Lenders, Borrowers and Guarantors wish and intend to evidence such consent and amendments.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

1.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

(a) “Amendment No. 1” shall mean Consent and Amendment No. 1 to Loan and Security Agreement by and among Borrower, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b) “Second Restated Holding Note” shall mean the Restated Holding Note as restated to permit additional advances (in excess of the amount permitted as of the date hereof) of up to $3,500,000 to be advanced by International to Holding, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.2 Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

2. Consent. Agent, Required Lenders and UK Term B Loan Lenders hereby consent, subject to the terms and conditions set forth in this Amendment No. 1, to the making by International of additional loan(s) to Holding in an aggregate amount of up to $3,500,000 as evidenced by the Second Restated Holding Note; provided, that, (i) each of the conditions set forth in Section 9.10(g) of the Loan Agreement shall have been satisfied with respect to such loan and the Second Restated Holding Note, in each case as determined by Agent, (ii) on and after the date hereof, each reference in the Loan Agreement and the other Financing Agreements to the “Restated Holding Note” shall refer, and shall be deemed to refer, to the Second Restated Holding Note and (iii) as of the date of the making by International of such loan to Holding and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing.

3. Indebtedness. Section 9.9(l) is hereby amended by adding the following at the end thereof:

“(b) of Catalina Asia Ltd. under the “Banking Facilities: Catalina Asia Ltd.” with Standard Chartered Bank, dated December 2, 2003, in the maximum principal amount of HK $41,600,000 and in respect of which the outstanding principal balance as of December 29, 2004 is HK $24,845,658.”

4. Adjusted Tangible Net Worth. Schedule 9.18(a) of the Loan Agreement is hereby deleted in its entirety and Schedule 9.18(a) to the Loan Agreement as appended hereto is substituted therefor.

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5. Leverage Ratio. Schedule 9.19(a) of the Loan Agreement is hereby deleted in its entirety and Schedule 9.19(a) to the Loan Agreement as appended hereto is substituted therefor.

6. Additional Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lenders (or Agent on behalf of Lenders) to Borrowers:

6.1 neither the execution, delivery and performance of this Amendment No. 1, or any other Financing Agreements in connection herewith, nor the consummation of the transactions herein or therein contemplated, are in contravention of law or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound, or violates any provision of the Certificate of Incorporation or By-Laws (or similar governing documents) of any Borrower or Guarantor;

6.2 no consent, approval or other action of, or filing with, or notice to any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment No. 1;

6.3 this Amendment No. 1 has been duly executed and delivered by each Borrower and Guarantor and the agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against each Borrower and Guarantor in accordance with the terms hereof;

6.4 all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date; and

6.5 After giving effect to the terms of this Amendment No. 1, no Default or Event of Default exists or has occurred and is continuing.

7. Conditions. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions in a manner satisfactory to Agent:

7.1 Agent shall have received an executed original or executed counterparts of this Amendment No. 1, duly authorized, executed and delivered by each of the respective parties hereto; and

7.2 After giving effect to the terms of this Amendment No. 1, no Default or Event of Default shall exist or have occurred and be continuing.

8. Fees. In consideration of the consent and amendments set forth herein, Borrowers shall on the date hereof pay to Agent: (a) for its individual benefit, a fee in the amount of

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$25,000 and (b) for the benefit of Burdale Financial Limited, a fee in the amount of £25,000, or Agent, at its option, may charge the account(s) of Borrowers maintained by Agent the amount of such fees, all of which fees are earned as of the date hereof and shall constitute part of the Obligations.

9. Effect of this Amendment. This Amendment No. 1 constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto, no other changes or modifications or waivers to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

10. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by Agent to effectuate the provisions and purposes of this Amendment No. 1.

11. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

12. Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

13. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 1 by telecopier shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by telecopier also shall deliver an original executed counterpart of this Amendment No. 1, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 1 as to such party or any other party.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS

CATALINA INDUSTRIES, INC.

By:	/s/ Gary Rodney
Title:	CFO

CATALINA MERCHANDISING, INC.

By:	/s/ Gary Rodney
Title:	CFO

RING LAMP COMPANY LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

BMAC LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

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LANCER PRODUCTS LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

GROVE PRODUCTS (CARAVAN ACCESSORIES) LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

LIGHTEN POINT CORPORATION EUROPE LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

CATALINA INTERNATIONAL LIMITED

By:	/s/ Gary Rodney
Title:	Director

By:	/s/ Robert Varakian
Title:	Director

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ARCTIC PRODUCTS LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

VAN-LINE LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

GUARANTORS

CATALINA LIGHTING, INC.

By:	/s/ Gary Rodney
Title:	CFO

MERIDIAN LAMPS, INC.

By:	/s/ Gary Rodney
Title:	CFO

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BRITISH SYPHON INDUSTRIES LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

GRAYSTONE RING LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

RING GROUP LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

RING PARTS LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

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MARSHALL’S UNIVERSAL LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

HOVEKEY LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

NEWTON MILL LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

RING LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

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AGREED AND ACCEPTED:

AGENT

CONGRESS FINANCIAL CORPORATION (FLORIDA), as Agent

By:	/s/ Josephine Norris
Title:	SVP

LENDERS

CONGRESS FINANCIAL CORPORATION (FLORIDA)

By:	/s/ Josephine Norris
Title:	SVP

BURDALE FINANCIAL LIMITED

By:	/s/ Ian Conway
Title:	Vice President

SABERASU JAPAN INVESTMENTS II B.V.

By:	/s/ B. S. Hummel
Title:	Man. Director

By:	/s/ Daj Hoogenkamp
Title:	Managing Director

Schedule 9.18(a)

to Loan and Security Agreement

Period	Adjusted Tangible Net Worth
from the date hereof through and including March 31, 2004	US$	19,000,000
April 1, 2004 through and including June 30, 2004	US$	20,000,000
July 1, 2004 through and including September 30, 2004	US$	21,000,000
October 1, 2004 through and including December 31, 2004	US$	21,000,000
January 1, 2005 through and including March 31, 2005	US$	22,000,000
April 1, 2005 through and including June 30, 2005	US$	23,000,000
July 1, 2005 through and including September 30, 2005	US$	24,000,000
October 1, 2005 through and including December 31, 2005	US$	26,000,000
January 1, 2006 through and including March 31, 2006	US$	27,000,000
April 1, 2006 through and including June 30, 2006	US$	28,000,000
July 1, 2006 through and including September 30, 2006	US$	29,000,000
October 1, 2006 and at all times thereafter	US$	30,000,000

Schedule 9.19(a)

to Loan and Security Agreement

Period	Leverage Ratio
from the date hereof through and including December 31, 2003	2.75:1.0
from January 1, 2004 through and including March 31, 2004	2.9:1.0
from April 1, 2004 through and including June 30, 2004	2.75:1.0
from July 1, 2004 through and including December 31, 2004	3.75:1.0
from January 1, 2005 through and including March 31, 2005	3.50:1.0
from April 1, 2005 through and including June 30, 2005	3.0:1.0
from July 1, 2005 through and including September 30, 2005	2.5:1.0
from October 1, 2005 and at all times thereafter	2.5:1.0